SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2011 (August 23, 2011)

DENTSPLY International Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-16211 (Commission File Number)	39-1434669 (IRS Employer Identification No.)

221 West Philadelphia Street,

York, Pennsylvania 17405-0872

(Address of Principal Executive Offices)

(717) 845-7511

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 23, 2011, DENTSPLY International Inc. (the “Company”) completed a public offering of $250,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2013 (the “Floating Rate Notes”), $300,000,000 aggregate principal amount of the Company’s 2.750% Notes due 2016 (the “2016 Notes”) and $450,000,000 aggregate principal amount of the Company’s 4.125% Notes due 2021 (the “2021 Notes” and, together with the Floating Rate Notes and the 2016 Notes, the “Notes”).  The Notes were offered under the Company’s Registration Statement on Form S-3 (No. 333-176307) filed with the Securities and Exchange Commission (the “Commission”).

The Floating Rate Notes will mature on August 15, 2013, the 2016 Notes will mature on August 15, 2016 and the 2021 Notes will mature on August 15, 2021. Interest on the Floating Rate Notes will be payable on February 15, May 15, August 15 and November 15 of each year, commencing on November 15, 2011. Interest on the 2016 Notes and the 2021 Notes will be payable on February 15 and August 15 of each year, commencing on February 15, 2012. The interest rate on the Floating Rate Notes is equal to three-month LIBOR plus 1.50% per annum, the interest rate on the 2016 Notes is equal to 2.750% per annum and the interest rate on the 2021 Notes is equal to 4.125% per annum.

The Notes were issued pursuant to an Indenture, dated as of August 23, 2011, as supplemented by the First Supplemental Indenture, dated as of August 23, 2011 (the “First Supplemental Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The First Supplemental Indenture is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. The First Supplemental Indenture includes the forms of the Notes. The descriptions of the material terms of the First Supplemental Indenture and the Notes are qualified in their entirety by reference to such exhibit.

The Trustee’s affiliate, Wells Fargo Securities, LLC, has, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

The information included in Item 1.01 above related to the First Supplemental Indenture is incorporated by reference into this Item 2.03.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

4.1

First Supplemental Indenture, dated August 23, 2011, between DENTSPLY International Inc. and Wells Fargo Bank, National Association, as trustee (includes the forms of the Floating Rate Notes, the 2016 Notes and the 2021 Notes).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2011	DENTSPLY INTERNATIONAL INC.

	By:	/s/ Deborah M. Rasin

	Name:	Deborah M. Rasin

	Title:	Vice President, Secretary & General Counsel